EXHIBIT 10.63

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1, dated as of July 1, 2014 (this “AMENDMENT”), to the Employment Agreement, dated as of May 18, 2012 (the “EMPLOYMENT AGREEMENT”), by and between Motorcar Parts of America, Inc. (“COMPANY”) and Selwyn Joffe, an individual residing at 2687 Cordelia Road, Los Angeles, CA 90049 (“EXECUTIVE”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the EMPLOYMENT AGREEMENT.

RECITALS

WHEREAS, the parties wish to amend the EMPLOYMENT AGREEMENT to change the SALARY and EMPLOYMENT TERM;

NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Section 2 of the EMPLOYMENT AGREEMENT  is hereby deleted in its entirety and is hereby replaced with the following:

“TERM.  EXECUTIVE’S term of employment under this AGREEMENT shall commence on July 1, 2014 and shall continue for a period through and including July 1, 2019 (the ‘EMPLOYMENT TERM’), unless extended in writing by both parties or earlier terminated pursuant to the terms and conditions set forth herein.”

2.            Section 5(a) of the EMPLOYMENT AGREEMENT is hereby amended by deleting the first sentence thereof and is hereby replaced with the following:

“The COMPANY shall pay EXECUTIVE a base salary (‘SALARY’) of Seven Hundred Thousand Dollars ($700,000) per year.”

3.            Except as amended by this AMENDMENT, the EMPLOYMENT AGREEMENT shall remain in full force and effect.

4.            This AMENDMENT may be executed by facsimile signature, in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT as of date first above written.

THE COMPANY:

MOTORCAR PARTS OF AMERICA, INC.

By:	/s/ Michael M. Umansky
Name: Michael M. Umansky
Title: Vice President & General Counsel

EXECUTIVE:

/s/ Selwyn Joffe
SELWYN JOFFE